Form 3 Exhibit - Joint Filer Information

                                  Exhibit 99-1

Name:                                   Metropolitan Life Insurance Company*
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-2

Name:                                   Metropolitan Life Insurance Company **
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-3

Name:                                   Metropolitan Life Insurance Company***
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-4

Name:                                   MetLife Insurance Company USA****
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-5

Name:                                   MetLife Insurance Company USA *****
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-6

Name:                                   MetLife Insurance Company USA******
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-7

Name:                                   Metropolitan Tower Life Insurance
                                        Company*******
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-8

Name:                                   Metropolitan Tower Life Insurance
                                        Company********
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

                                  Exhibit 99-9

Name:                                   Metropolitan Tower Life Insurance
                                        Company*********
Address:                                10 Park Avenue, Morristown,
                                        New Jersey 07962

Designated Filer:                       Daniel F. Scudder
                                        Associate General Counsel
                                        Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                 Duff & Phelps Global Utility Income
                                        Fund Inc. ("DPG")

Date of Event Requiring Statement:      August 24, 2015

Signature: /s/Daniel F. Scudder
           --------------------
Daniel F. Scudder, Associate General
Counsel

*Metropolitan Life Insurance Company as a direct owner/purchaser of $5,600,000
(224,000 shares), Floating Rate Mandatory Redeemable Preferred Shares, Series A
Due August 24, 2020.

** Metropolitan Life Insurance Company as a direct owner/purchaser of
$15,700,000 (628,000 shares), Floating Rate Mandatory Redeemable Preferred
Shares, Series B Due August 24, 2022.

*** Metropolitan Life Insurance Company as a direct owner/purchaser of
$15,700,000 (628,000 shares), Floating Rate Mandatory Redeemable Preferred
Shares, Series C Due August 24, 2025.

**** MetLife Insurance Company USA as direct owner/purchaser of $3,000,000
(120,000 shares), Floating Rate Mandatory Redeemable Preferred Shares, Series A
Due August 24, 2020 by Metropolitan Life Insurance Company, the indirect owner and investment manager.

***** MetLife Insurance Company USA as a direct owner/purchaser of $6,000,000
(240,000 shares), Floating Rate Mandatory Redeemable Preferred Shares, Series B
Due August 24, 2022 by Metropolitan Life Insurance Company, the indirect owner and investment manager.

****** MetLife Insurance Company USA as direct owner/purchaser of $6,000,000
(240,000 shares), Floating Rate Mandatory Redeemable Preferred Shares, Series C
Due August 24, 2025 by Metropolitan Life Insurance Company, the indirect owner and investment manager.

******* Metropolitan Tower Life Insurance Company as direct owner/purchaser of
$4,000,000 (160,000 shares), Floating Rate Mandatory Redeemable Preferred
Shares, Series A Due August 24, 2020 by Metropolitan Life Insurance Company, the
indirect owner and investment manager.

******** Metropolitan Tower Life Insurance Company as a direct owner/purchaser of $3,500,000 (140,000 shares), Floating Rate Mandatory Redeemable Preferred
Shares, Series B Due August 24, 2022 by Metropolitan Life Insurance Company, the
indirect owner and investment manager.

********* Metropolitan Tower Life Insurance Company as direct owner/purchaser of
$3,500,000 (140,000 shares), Floating Rate Mandatory Redeemable Preferred
Shares, Series C Due August 24, 2025 by Metropolitan Life Insurance Company, the
indirect owner and investment manager.